                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
               NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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NOTICE OF ANNUAL MEETING OF                                   333 West Wacker Drive
SHAREHOLDERS - OCTOBER 15, 1997                               Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

September 2, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Quality"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium") and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation, and Nuveen California Premium Income Municipal Fund ("California Premium") and Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), both a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 15, 1997, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

     a. For each Fund except California Value, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified;

        i.) six (6) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred
            ("MuniPreferred(R)"), voting together as a single class, and;

       ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

     b. For California Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

Shareholders of record of each Fund at the close of business on August 18, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
SEPTEMBER 2, 1997                                             Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") and Nuveen Texas Quality Income Municipal Fund ("Texas Quality") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 15, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund (except California Value) will be voted FOR the election of the six Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of shares of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, for California Value, FOR the election of the three Board nominees to be elected by all shareholders, and for all Funds, FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

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MATTER                                            COMMON SHARES     MUNIPREFERRED
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 Election of Board Members by all Shareholders   X                X
 (except California Value) (Robert Bremner,
 Lawrence Brown, Anthony Dean, Anne
 Impellizzeri, Peter Sawers and Judith
 Stockdale nominated)
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 Election of Board Members by MuniPreferred                       X
 only (except California Value) (William
 Schneider and Timothy Schwertfeger nominated)
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 Election of Board Members for California Value  X                N/A
 by all Shareholders (Robert Bremner, William
 Schneider,
 Judith Stockdale nominated)
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 Ratify Selection of Auditors                    X                X (N/A for
                                                                  California Value)
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A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred for each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than California Premium and Texas Quality, abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of California

Premium and Texas Quality, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of August 18, 1997, there were issued and outstanding: 4,283,715 common shares and 1,200 shares of MuniPreferred, Series TH of Arizona Premium, 25,200,196 shares of California Value; 12,568,020 common shares and 1,800 shares of MuniPreferred, Series T and Series F California Performance; 7,935,847 common shares and 2,200 shares of MuniPreferred, Series W of California Opportunity; 13,204,092 common shares and 3,600 shares of MuniPreferred, Series M of California Investment; 22,530,924 common shares and 2,400 shares of MuniPreferred, Series T and 3,600 shares of MuniPreferred, Series TH of California Select; 21,440,259 common shares and 3,000 shares of MuniPreferred, Series W and F of California Quality; 6,405,350 common shares and 1,800 shares of MuniPreferred, Series T of Insured California; 12,577,707 common shares and 1,900 shares of MuniPreferred, Series T and TH of Insured California 2; 5,735,977 common shares and 1,720 shares of MuniPreferred, Series M of California Premium; 11,305,572 common shares and 3,200 shares of MuniPreferred, Series TH of Michigan Quality; 7,677,686 common shares and 840 shares of MuniPreferred, Series M and 1,400 shares of MuniPreferred, Series TH of Michigan Premium; 9,312,585 common shares and 680 shares of MuniPreferred, Series M, 1,400 shares of MuniPreferred, Series TH and 1,000 shares of MuniPreferred, Series TH2 of Ohio Quality, and 9,392,432 common shares and 760 shares of MuniPreferred, Series M and 2,000 shares of MuniPreferred, Series TH of Texas Quality. Those persons who were shareholders of record at the close of business on August 18, 1997 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 2, 1997.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value), eight (8) Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For California Value, three (3) Board Members are to be elected to serve for a three year term.

FOR ARIZONA PREMIUM, CALIFORNIA PERFORMANCE, CALIFORNIA OPPORTUNITY, CALIFORNIA INVESTMENT, CALIFORNIA SELECT, CALIFORNIA QUALITY, INSURED CALIFORNIA, INSURED CALIFORNIA 2, CALIFORNIA PREMIUM, MICHIGAN QUALITY, MICHIGAN PREMIUM, OHIO QUALITY AND TEXAS QUALITY. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of the MuniPreferred. The six remaining Board Members are to be elected by holders of the Common Shares and MuniPreferred, voting together as a single class. Messrs. Bremner, Brown, Dean and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR CALIFORNIA VALUE. The Board of California Value has designated Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members and as the nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2000, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Brown, Dean, Sawers and Schwertfeger and Ms. Impellizzeri are current, and continuing, Board Members of California Value. The term of Messrs. Brown, Sawers and Schwertfeger as Class I Board Members expires in 1998. The term of Ms. Impellizzeri and Mr. Dean as Class II Board Members expires in 1999.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund (except California Premium and Texas Quality) will be required to elect the Board Members of that Fund. For California Premium and Texas Quality, the affirmative vote of a plurality of the shares present and entitled to vote at those Funds' Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The Table below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of July 15, 1997. For each Fund all of the nominees, except Ms. Stockdale and Messrs. Bremner and Schneider, were last elected to the Board at the 1996 annual meeting of shareholders. Messrs. Bremner and Schneider were appointed to each Fund's Board in May 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on each Fund's Board and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board. In addition, Ms. Stockdale will also be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale was appointed in July 1997 to fill a vacancy which occurred upon the retirement of Margaret K. Rosenheim from each Fund's Board on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim was not eligible for reelection. The Board and all management of the Nuveen Funds wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

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                                                                           FULL COMMON SHARES
                                                                           BENEFICIALLY OWNED
                                                                                JULY 15, 1997
                                                                      -----------------------
                                                                                     ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF      YEAR FIRST ELECTED         THE          NUVEEN
   NOMINEES AS OF JULY 31, 1997(1)      OR APPOINTED A BOARD MEMBER   FUNDS        FUNDS(2)
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Robert P. Bremner, 57 (3)               1997--All Funds                   0         4,297(4)
Board Member of the Funds; private
investor and management consultant.

Lawrence H. Brown, 63 (5)               1993--All Funds                   0         6,426
Board Member of the Funds; retired in
August 1989 as Senior Vice President
of The Northern Trust Company.

*Anthony T. Dean, 52 (6)                1996--All Funds                   0         8,536
Board Member and President of the
Funds (since July 1996); Chairman
(since July 1996) and Trustee (since
August 1994) of the Nuveen Select
Tax-Free Portfolios advised by Nuveen
Institutional Advisory Corp.;
President (since July 1996) and
Director of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.

Anne E. Impellizzeri, 64 (6)            1994--All Funds                   0         2,000
Board Member of the Funds; President
and Chief Executive Officer of
Blanton-Peale Institute.

Peter R. Sawers, 64 (5)                 1991--California Value            0         9,205
Board Member of the Funds; Adjunct            California
Professor of Business and Economics,          Performance
University of Dubuque, Iowa; Adjunct          California
Professor, Lake Forest Graduate School        Opportunity
of Management, Lake Forest, Illinois;         California Investment
prior thereto, Executive Director,            California Select
Towers Perrin Australia (management           California Quality
consultant); Chartered Financial              Michigan Quality
Analyst; Certified Management                 Ohio Quality
Consultant.                                   Texas Quality
                                        1992--Arizona Premium
                                              Insured California
                                              Michigan Premium
                                        1993--Insured California 2
                                              California Premium

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                                                                           FULL COMMON SHARES
                                                                           BENEFICIALLY OWNED
                                                                                JULY 15, 1997
                                                                      -----------------------
                                                                                     ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF      YEAR FIRST ELECTED         THE          NUVEEN
   NOMINEES AS OF JULY 31, 1997(1)      OR APPOINTED A BOARD MEMBER   FUNDS        FUNDS(2)
---------------------------------------------------------------------------------------------
                                        1997--All Funds                   0        16,189(8)
William J. Schneider, 52 (3)(7)
Board Member of the Funds; Senior
partner, Miller-Valentine Group; Vice
President, Miller-Valentine Realty,
Inc.

*Timothy R. Schwertfeger, 48 (5)(7)     1994--All Funds                   0       156,462(9)
Board Member of the Funds and (since
July 1996) Chairman of Funds; Trustee
and President (since July 1996) of the
Nuveen Select Tax-Free Portfolios
advised by Nuveen Institutional
Advisory Corp.; Chairman (since July
1996) and Director of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory
Corp.

Judith M. Stockdale, 49 (3)             1997--All Funds                   0             0
Board Member of the Funds (since July
1997); Executive Director (since 1994)
of the Gaylord and Dorothy Donnelley
Foundation; prior thereto, Executive
Director (from 1990 to 1994) of the
Great Lakes Protection Fund.
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(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Members are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

(3) Messrs. Bremner and Schneider and Ms. Stockdale are Class III Board Members of California Value and has been nominated for a term to expire in 2000.

(4) Represents shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(5) Messrs. Brown, Sawers and Schwertfeger are continuing Class I Board Members of California Value whose term will expire in 1998.

(6) Mr. Dean and Ms. Impellizzeri are continuing Class II Board Members of California Value whose term will expire in 1999.

(7) Messrs. Schneider and Schwertfeger are the Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

(8) Represents shares held jointly with, or in the name of, Mr. Schneider's spouse.

(9) Includes shares held jointly with, or in the name of, Mr. Schwertfeger's spouse.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by Arizona Premium, Michigan Quality, Michigan Premium, Ohio Quality and Texas Quality for their fiscal year ended July 31, 1997 and for California Value, California Performance, California Opportunity, California Investment, California Select, California Quality, Insured California and Insured California 2 California Premium, (collectively, the "California Funds") for their fiscal year ended August 31, 1997 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1996, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                                    AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------------------
                                    ARIZONA   CALIFORNIA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
       NAME OF BOARD MEMBER         PREMIUM     VALUE      PERFORMANCE   OPPORTUNITY   INVESTMENT     SELECT      QUALITY
---------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                       $65          $92           $97           $80          $99         $132         $130
Lawrence H. Brown                       318          521           561           429          574          830          814
Anne E. Impellizzeri                    318          521           561           429          574          830          814
Peter R. Sawers                         318          521           561           429          574          830          814
William J. Schneider                     65           92            97            80           99          132          130
Judith M. Stockdale                       0            0             0             0            0            0            0
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL
                                                                                                            COMPENSATION ON
                                                                                                             NUVEEN FUNDS
                                                                                                              ACCRUED FOR
                                                                                                                 BOARD
                           AGGREGATE COMPENSATION FROM THE FUNDS                                              MEMBERS(1)
                           --------------------------------------------------------------------------------------------------
                            INSURED       INSURED      CALIFORNIA   MICHIGAN  MICHIGAN   OHIO     TEXAS
   NAME OF BOARD MEMBER    CALIFORNIA   CALIFORNIA 2    PREMIUM     QUALITY   PREMIUM   QUALITY  QUALITY
-----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner             $73            $94          $70         $92       $78       $87      $85               $0(2)
Lawrence H. Brown             379            539          351         522       412       485      470           59,000
Anne E. Impellizzeri          379            539          351         522       412       485      470           59,000
Peter R. Sawers               379            539          351         522       412       485      470           59,000
William J. Schneider           73             94           70          92        78        87       85                0(2)
Judith M. Stockdale             0              0            0           0         0         0        0                0(2)
--------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds in January 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of Arizona Premium, Michigan Premium, Michigan Quality, Ohio Quality and Texas Quality held 13 meetings during the fiscal year ended July 31, 1997. The executive committee of the California Funds held 12 meetings during the fiscal year ended August 31, 1997.

Each Fund's Board has an audit committee currently composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of Arizona Premium, Michigan Quality, Michigan Premium, Ohio Quality and Texas Quality held two meetings during the fiscal year ended July 31, 1997. The audit committee of the California Funds held two meetings during the fiscal year ended August 31, 1997.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. This committee identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of Arizona Premium, Michigan Premium, Michigan Quality, Ohio Quality and Texas Quality held eight meetings during the fiscal year ended July 31, 1997. The nominating committee of the California Funds held eight meetings during the fiscal year ended August 31, 1997. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

On July 30, 1997, the Board of each Fund approved the formation of a dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee of Arizona Premium, Michigan Quality,

Michigan Premium, Ohio Quality and Texas Quality did not hold any meetings during the fiscal year ended July 31, 1997. The dividend committee of the California Funds held one meeting during the fiscal year ended August 31, 1997.

The Board of Arizona Premium, Michigan Quality, Michigan Premium, Ohio Quality and Texas Quality held six meetings during the fiscal year ended July 31, 1997. The Board of the California Funds held six meetings during the fiscal year ended August 31, 1997. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) except that Mr. Schwertfeger was unable to attend several executive committee meetings held solely to declare dividends.

Each Fund has the same executive officers. The following table sets forth information as of July 31, 1997 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meetings of Shareholders, which Board meeting is presently scheduled to be held on November 12, 1997 for each Fund.

----------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS               POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
William M. Fitzgerald, 33                         Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December, 1995); prior thereto, Assistant Vice
President (from September, 1992 to December,
1995) and Assistant Portfolio Manager (from
June, 1988 to September, 1992) of Nuveen
Advisory Corp.; Chartered Financial Analyst.

Kathleen M. Flanagan, 50                          Vice President (since 1994)
Vice President of John Nuveen & Co.
Incorporated; Vice President (since June 1996)
of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

J. Thomas Futrell, 42                             Vice President (since 1991)
Vice President of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Steven J. Krupa, 39                               Vice President (since 1990)
Vice President of Nuveen Advisory Corp.

Anna R. Kucinskis, 51                             Vice President (since 1991)
Vice President of John Nuveen & Co.
Incorporated.

Larry W. Martin, 46                               Vice President (since 1993) &
Vice President (since September 1992),            Assistant Secretary (since 1987)
Assistant Secretary and Assistant General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company.

----------------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS               POSITIONS AND OFFICES WITH FUNDS
----------------------------------------------------------------------------------
Edward F. Neild, IV, 32                           Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from
December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to
September 1996); previously, Portfolio Manager
of Nuveen Advisory Corp. (January 1992);
Chartered Financial Analyst.

O. Walter Renfftlen, 58                           Vice President & Controller
Vice President and Controller of The John         (since each Fund's organization)
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Thomas C. Spalding, Jr., 46                       Vice President (since each
Vice President of Nuveen Advisory Corp. and       Fund's organization)
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

H. William Stabenow, 63                           Vice President & Treasurer
Vice President and Treasurer of The John          (since 1988)
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Gifford R. Zimmerman, 41                          Vice President (since 1993) &
Vice President (since September 1992),            Assistant Secretary (since 1988)
Assistant Secretary and Assistant General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp.; and Nuveen
Institutional Advisory Corp.

--------------------------------------------------------------------------------

On July 15, 1997, Board Members and executive officers of the Funds as a group did not beneficially own any common shares or MuniPreferred of any Fund. On July 15, 1997, Board Members and executive officers of the Funds as a group beneficially owned 295,542 common shares of all funds managed by the Adviser (excluding money market funds). As of August 18, 1997, no person is known to the Funds to have owned beneficially more than five percent of the common shares or MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for Arizona Premium, Michigan Premium, Michigan Quality, Ohio Quality and Texas Quality for the fiscal year ended July 31, 1998 and for the California Funds for the fiscal year ending August 31, 1998. Ernst & Young LLP has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended July 31, 1997 for Arizona Premium, Michigan Premium, Michigan Quality, Ohio Quality and Texas Quality and during the fiscal year ended August 31, 1997 for the California Funds, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' 1996 fiscal years were sent to shareholders of record of each Fund following the Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT OF ARIZONA PREMIUM, MICHIGAN PREMIUM, MICHIGAN QUALITY, OHIO QUALITY AND TEXAS QUALITY FOR THE FISCAL YEAR ENDED JULY 31, 1997 IS EXPECTED TO BE AVAILABLE ON OR BEFORE SEPTEMBER 30, 1997 AND THE ANNUAL REPORT OF THE CALIFORNIA FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 IS EXPECTED TO BE AVAILABLE ON OR BEFORE OCTOBER 31, 1997.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and/or MuniPreferred.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1998, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 5, 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $35,000.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                         NAZ1097

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.                PROXY BALLOT
COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Arizona Premium Income
Municipal Fund, Inc. to be held on October 15, 1997, or any adjournment or adjournments thereof, and in accordance with their best judgment, on any other business that may properly come before the meeting:

1. Election of Directors:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1998.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                        NAZ1097

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)             all nominees         to vote for all nominees        for nominees indicated below:

                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING JULY 31, 1998.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING, as described in the Proxy Statement.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR
BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.

--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NAZ1097                NAZ1097

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.             PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES TH
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 15, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series TH, of the undersigned at the Annual Meeting of Shareholders of Nuveen Arizona Premium Income Municipal Fund, Inc. to be held on October 15, 1997, or any adjournment or adjournments thereof, and in accordance with their best judgment, on any other business that may properly come before the meeting:

1. Election of Directors:
   NOMINEES: -- BY ALL SHAREHOLDERS: Robert P. Bremner, Lawrence H. Brown,
                Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, Judith
                M. Stockdale.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                ONLY: William J. Schneider, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 1998.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                     NAZ1097-P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)             all nominees         to vote for all nominees        for nominees indicated below:

                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING JULY 31, 1998.
---------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSALS SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR
BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.

--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NAZ1097                NAZ1097-P